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                     INVESCO VARIABLE INVESTMENT FUNDS, INC.

                         INVESCO VIF - Core Equity Fund

   Supplement dated September 30, 2003 to the Prospectus dated April 30, 2003, as supplemented June 12, 2003, June 30, 2003 and August 14, 2003


Effective October 15, 2003, the following replaces in its entirety the information appearing under the heading "Portfolio Managers" on page 6 of the prospectus:

         "The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

         MICHAEL HEYMAN has been responsible for the Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 25 years of investment management experience. Mick is a graduate of Northwestern University, a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts.

         MARK LATTIS has been responsible for the Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 10 years of investment management experience. After completing his undergraduate studies at the University of Louisville, Mark went on to earn an MBA from the University of Kentucky. He is a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts and currently serves as its President."